UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 26, 2007

Shandong Ruitai Chemical Co., Ltd.

 (Exact name of registrant as specified in its charter)

Delaware	000-04494	13-5661446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

87-10 Clover Place Holliswood, NY 11423
(Address of principal executive offices) Registrant’s Telephone Number, including area code: 718-740-2278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2007 the Board of Directors of Shandong Ruitai Chemical Co. Ltd. (the “Company”) elected to change the Company’s fiscal year end from October 31st to December 31st.   The
report covering the transition period will be filed on a Form 10-KSB for the period ending December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Shandong Ruitai Chemical Co., Ltd.

By: /s/ Anna Herbst

Anna Herbst, Director

February 26, 2007